November 4, 2009

Disclaimer & Forward-Looking Statements

Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

The Company’s capital strategy includes deployment of excess capital through acquisitions and organic growth. The Company’s results reported above reflect the impact of acquisitions completed within the periods reported. Past and future acquisitions are expected to continue to impact the Company’s results in future periods.

Discussion Topics

•	Company Profile and Business Focus
•	Key 2009 Business Priorities
•	Highlights of Third Quarter 2009
•	Credit Quality
•	Organizational Strengths

NewAlliance Bank Executive Management Team

Name	Title	Years in Industry	Prior Experience
Peyton R. Patterson	Chairman & Chief Executive Officer	27	Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)
Glenn I. MacInnes	Executive Vice President & Chief Financial Officer	26	Citigroup, Inc (NY) First Union/First Fidelity Bank (NJ) United Jersey Bank/Mid-State (NJ)
C. Gene Kirby	President	24	SunTrust Bank (GA)
Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	30	Dime Bancorp (NY)
Donald T. Chaffee	Executive Vice President & Chief Credit Officer	37	Dime Bancorp (NY) Chase Manhattan Bank (NY)
Mark Gibson	Executive Vice President & Chief Marketing Officer	25	BBVA/Compass Bank (AL) John Ryan Company (CT)
Koon-Ping Chan	Executive Vice President & Chief Risk Officer	31	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Company Profile & Organizational Strengths

NewAlliance is a regional community bank with a significant southern New England presence.

▪	Top New England community bank
◊	87 branches in Connecticut and Massachusetts
◊	$8.5 B in assets

▪	Record 3rd Quarter Revenue
◊	3rd consecutive quarterly increase
◊	NIM expanded by 8 bps to 2.71%, linked quarter
◊	Average cost of total deposits down 35% from December 2008

▪	Strong credit quality driven by solid underwriting standards and risk management focus
◊	Total delinquencies dropped from 1.51% to 1.45%
◊	NPLs/Loans of 1.02%

▪	Continued strong balance sheet growth driven by sales culture/acquisitions
◊	13.6% asset growth CAGR since April 1, 2004
◊	7.1% deposit growth CAGR since April 1, 2004
◊	Successful acquisition history

Company Profile & Organizational Strengths
(continued)

▪	Robust capital levels with no participation in TARP
s	10.82% Tangible common equity ratio
s	19.90% Tier 1 risk based ratio

▪	Strong financial performance with levers to enhance earnings power

The NewAlliance Franchise

[MAP]

Credit Quality Trends — NAL vs. Peers
Delinquency Rates (30 day+)*

[CHART]

NewAlliance History
Key Acquisitions (Dollars in Millions)

Announced Date	Target	Company Type	Key Markets¹	Deal Value	Total Assets
18-Jul-2006	Westbank Corporation	Bank	s Springfield, MA s Willimantic, CT s Worcester, MA	$117	$717
12-Apr-2005	Cornerstone Bancorp	Bank	s Bridgeport-Norwalk-Stamford, CT s New Haven-Milford, CT	48	211
08-Mar-2005	Trust Company of Connecticut	Trust Company	s Hartford, CT s Willimantic, CT s New Haven-Milford, CT	19	6
15-Jul-2003	Alliance Bancorp of New England	Thrift	s Hartford, CT s New Haven-Milford, CT	77	428
15-Jul-2003	Connecticut Bancshares	Thrift	s Hartford, CT s Willimantic, CT	611	2,542

1 Based on the target’s top MSAs by deposit market share at the time of the transaction.

Key 2009 Business Priorities

NewAlliance entered 2009 with a strong balance sheet and healthy capital levels. This placed us at a competitive advantage to grow the franchise and to focus on the core earnings of the Company.
Priorities:
1.	Strengthen the margin
2.	Build “core” fee income momentum
3.	Maintain flat expenses
4.	Aggressively manage credit quality
5.	Seize opportunities to grow the franchise

Consolidated Statements of Income

	Three Months Ended
(Dollars in millions, unaudited)	Sept 30, 2009	June 30, 2009		Sept 30, 2008
Interest and dividend income	$92.3	$94.1		$99.0
Interest expense	40.5	44.2		51.0
Net interest income before provision	51.8	49.9		48.1
Provision for loan losses	5.4	5.0		4.2
Net interest income after provision	46.3	44.9		43.9
Total non-interest income	16.4	15.3		13.4
Total non-interest expense	42.2	44.4		41.4
Income before income taxes	20.5	15.8		15.9
Income tax provision	7.9	5.7		5.0
Net income	$12.6	$10.1		$10.9
Basic and Diluted EPS	0.13	0.10	*	0.11
Net interest margin	2.71%	2.63%		2.63%

*Pro forma EPS exclusive of the FDIC special assessment of $4.0 million, net of tax of $2.6 million, was $0.13.
**Totals may differ slightly due to rounding.

Quarterly Revenues

[CHART]

Deposit Pricing Trends

[CHART]

Quarterly Non Interest Income

[CHART]

Highlights of Third Quarter 2009

Priority #1
Strengthen the Margin
Performance Against Goals – Linked Quarter Basis
▪	Net Interest Margin is 2.71%, up 8 bps
▪	Average cost of total deposits down 25 bps from end of June
▪	Reduced wholesale borrowings by $172 million

▪	Loan originations of $359 million, down $45 million, or (11.1%)
▪	Commercial originations increased to $92.8 million, or 138%

▪	Total deposits of $4.9 billion, up $111.8 million, or 2.3%
▪	Core deposits of $3.4 billion, up $87.1 million, or 2.6%; represents 69.0% of total deposits

▪	Loan to deposit ratio improved from 99.8% to 96.6%

Quarterly Loan Originations

[CHART]

Quarter End Loan Balances

[CHART]

Quarter End Deposit Balances

[CHART]

Highlights of Third Quarter 2009

Priority #2
Build “Core” Fee Income
Performance Against Goals – Linked Quarter Basis
▪	Overall non-interest income was up $1.2 million, or 7.6%
▪	Depositor service charges up $0.3 million, or 4.6%
▪	Originating fixed rate mortgage loans for sale generated $1.3 million vs. $1.5 million
▪	Wealth Management fees were $3.3 million, or 10.6%

Highlights of Third Quarter 2009

Priority #3
Aggressively Manage Credit Quality
Performance Against Goals
▪	Total delinquencies – 1.45%; down from 1.51% linked quarter
▪	NPL’s – 1.02%; down from 1.13% linked quarter
▪	Net charge-offs – 43 bps
▪	Loan loss provision of $5.4 million; reserve of $51.7 million
▪	Reserve increased from 1.06% to 1.08% of loans

Highlights of Third Quarter 2009

Priority #4
Maintain Flat Expenses
Performance Against Goals
▪	Total non-interest expense was up $1.8 million from 2Q’09, excluding the FDIC special assessment of $4.0 million primarily due to salary and marketing expenditures
▪	Continue to execute on process improvements
▪	Remain committed to year end guidance of flat expenses, excluding FDIC special assessment

Highlights of Third Quarter 2009

Priority #5
Seize Opportunities to Grow the Franchise
Performance Against Goals
▪	Expanding Lines of Business
▪	Asset Based Lending
▪	Shelf Registration filed with SEC in October 2009 to provide increased flexibility
▪	M & A strategy will focus on:
▪	FDIC assisted transactions
▪	“Healthy bank” transactions
▪	Branch divestitures

Balance Sheet and Credit Quality

Balance Sheet

(Dollars in millions, unaudited)	Sept 30, 2009	June 30, 2009	Sept 30, 2008
Assets
Cash	106.5	85.1	112.1
Investments	2,694.4	2,641.4	2,260.6
Loans held for sale	14.7	54.5	4.7
Loans, net	4,754.0	4,800.0	4,904.3
FHLB stock	120.8	120.8	120.8
BOLI	139.3	138.4	136.0
Goodwill & intangibles	564.7	566.7	573.4
Other	89.0	117.0	93.5
Total Assets	8,540.8	8,581.4	8,265.3
Liabilities
Deposits	4,974.3	4,862.5	4,407.0
Borrowings	2,041.5	2,212.6	2,386.8
Other	97.4	99.1	71.1
Total Liabilities	7,113.3	7,174.2	6,864.9
Shareholders’ equity	1,427.5	1,407.2	1,400.4
Total Liabilities & shareholders’ equity	8,540.8	8,581.4	8,265.3
s TCE/TA	10.8%	10.5%	10.8%
s TIER 1 RBC	19.9%	19.4%	18.8%
s TCE/RWA	19.6%	18.8%	18.3%

**Totals and percentages may differ slightly due to rounding.

Residential Portfolio Snapshot
September 30, 2009

Total portfolio:		$2.4 billion
Percent of total loans:		50%
			[CHART]
▪	Total delinquencies	1.70%
▪	Net credit losses	0.16%
▪	Updated FICO	749
▪	Updated LTV	60%

Residential Portfolio FICO Score Distribution
September 30, 2009

[CHART]

Residential Mortgage FICO/LTV/Volume Matrix
September 30, 2009

[CHART]

Home Equity Portfolio Snapshot
September 30, 2009

Total portfolio:		$718 million
Percent of total loans:		15%
			[CHART]
▪	Total delinquencies	0.74%
▪	Net credit losses	0.18%
▪	Updated FICO	748
▪	Updated CLTV	65%
▪	Line utilization	47%

Total CRE Portfolio Snapshot
September 30, 2009

Total portfolio:	$1.2 billion
		[CHART]
Percent of total loans:	25%

Construction to Perm Portfolio Snapshot
September 30, 2009

Total portfolio:		$107.7 million
Percent of total loans:		2%
			[CHART]
▪	Non-performing loans	0.00%
▪	Net credit losses	0.00%

Permanent CRE Portfolio Snapshot
September 30, 2009

	Balanced distribution of risk
			[CHART]
▪	Total delinquencies	0.78%
▪	Non-performing loans	0.65%
▪	Net credit losses	-0.05%

Residential Development Portfolio Snapshot
September 30, 2009

Total portfolio:		$34.2 million
Percent of total loans:		0.71%
			[CHART]
▪	Total delinquencies	7.95%
▪	Net credit losses	11.8%
▪	Total condo portfolio	$12.9 million
▪	Total NPLs for condo portfolio	$2.1 million

C&I Portfolio Snapshot
September 30, 2009

Total portfolio:		$423 Million
Percent of total loans:		9%
			[CHART]
▪	Total delinquencies	2.78%
▪	Net credit losses	2.78%

C&I Portfolio Snapshot
September 30, 2009

[CHART]

Quarterly Net Charge-offs by Category
September 30, 2009

(Dollars in thousands)	Portfolio size	Net Charge-offs	%
Residential Mortgages	2,424,962	957	0.16
Consumer Loans	734,951	456	0.25
C&I	422,814	2,938	2.78
Commercial Real Estate (Permanent)	1,081,016	(145)	-0.05
Commercial Construction	107,740	0.00
Residential Development	34,224	1,010	11.80
Total	4,805,707	5,215.43

Investment Portfolio
September 30, 2009

Total Fixed Income
Portfolio:		$2.71 billion

Trust Preferred			[CHART]
▪	Book:	$49.33 mm
▪	Market:	$32.09 mm

Private MBS
▪	Book:	$25.87 mm
▪	Market:	$22.81 mm

Gap Report
September 30, 2009

[TABLE]

Outlook for 2009

Key 2009 Business Priorities

Priorities:
1.	Strengthen the margin
2.	Build “core” fee income momentum
3.	Maintain flat expenses
4.	Aggressively manage credit quality
5.	Seize opportunities to grow the franchise

Organizational Strengths

•	Management depth
•	Strong sales culture
•	Risk management; Strong asset quality
•	Regulatory compliance
•	Disciplined acquirer and integrator
•	Capital management